STOCK OPTION AGREEMENT

This Stock Option Agreement is made as of XXXXXXX by and between Anavex Life Sciences Corp. (the “Corporation”), and XXXXXX (the “Optionee”).

RECITALS

A.           The Corporation and the Optionee have entered into an Employment Agreement dated as of February 1, 2007 (the “Employment Agreement”) that provides for the grant of stock options to the Optionee to purchase shares of the Corporation’s common stock (the “Shares”). The stock options granted herein are being granted pursuant to the Employment Agreement.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

AGREEMENT

GRANT OF OPTIONS

NUMBER OF SHARES. Subject to the terms and conditions of this Agreement and the Employment Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation XXXXX shares (the “Option Shares”).

EXERCISE PRICE. Each Option Share is exercisable at a price of US $3.00 per share (the “Option Price”).

TERM. The Expiration Date for all Options shall be February 8, 2017.

VESTING. The Options granted herein vest in accordance with the milestones set out below:

65,000 at one or more compounds enter Phase 2 trial
65,000 at one or more compounds enter Phase 3 trial
70,000 at one or more compounds enter FDA approval

CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement and the Employment Agreement.

EXERCISE OF OPTION

DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with the vesting terms as above.

MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which

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Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash.

STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.

NONTRANSFERABILITY

RESTRICTION. The Options are not transferable by Optionee.

NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

ADJUSTMENTS

NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Anavex Life Sciences Corp.

____________________________

Name: Harvey Lalach

Title: President

The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement, accepts the Options granted there under, and agrees to the terms and conditions thereof and the related Employment Agreement.

OPTIONEE

____________________________

XXXXXXXX

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Anavex Life Sciences Corp.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Anavex Life Sciences Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of February 8, 2007 and of the Employment Agreement referred to therein.

Enclosed is a check in the sum of US $_____________________ in payment for such shares.

Signature of Optionee

Date:

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